EXHIBIT 10.2


August  21,  2001
Mr.  Mickey  Womble
Ms.  Kathy  Hulsey  (FIRST  NATIONAL  BANK,  WEST  METRO)

We have ordered for the following building and equipment. All items should be on hand to facilitate an early October opening. Thank you for your business.

     One new Modular Bank Building (exterior dimensions 72' long x 36' wide) As shown on the attached REVISED FLOOR PLAN.
            BASIC  BUILDING                                             $ 80,576
            Wood  Exterior
            Double  Door
            Rear/Slide  Door
            HVAC  each  unit  (x3)
            Corner  Lights
            Recessed  Entry
            Recessed  entry  size  increase  and  windows                    516
            Double  pane  windows                                            954
            Double  Angle  Mansard                                         4,600
            T-Grid  ceiling  with  recessed  lights                       12,855
            3/4"  %  and  G  floor  decking                                  471
            Plumbing  fixture  and  accessory  upgrade                     1,792
            OTHER  ITEMS  NOT  PREVIOUSLY  INCLUDED:                       2,020
            Two  additional  exterior  windows,  Ms.  Hulsey's  office
            Interior  French  windows
            Locks  for  interior  doors
            Shelf  in  closet
            2"  x  6"  wall  in  the  work  room  for  wire  chases
            Extra  framing  for  the  safes
            Mullions  all  windrows
            Halogen  building  lights  in  lieu  of  spots
            Base  cabinets  6'
            Bath: (2) soap dispensers, (2) tissue holders, (3) paper towel dispensers (10) Fresh air dampers N/C

            THREE  POSITION  TELLER  COUNTER  AND
            BACK  COUNTER  (CUSTOM)  AND  CHECK  STAND                     2,891
            Two  stand  up  paying  and receiving stations, One sit down station

            TOTAL  PRICE. . . . . . . . . . . . . . . . . . . . . . . . $106,675
            Plus  applicable  taxes


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August  21,  2001
Mr.  Mickey  Womble  and  Ms.  Kathy  Hulsey
Page 2


            DELIVERY  FREIGHT  TO  THE  SITE       *$4,135
            SET-UP  ON  YOUR  FOOTINGS  AND  PIERS
            AND  PERIMETER  WALL                    *5,100
            EXTRA  STRENGTH  BUILDING  SPEC.  FOR
            CRANE  INSTALLATION
            (*THIS  WILL  BE  BILLED  SEPARATELY,  AND  LATER)

            BANKIN  AND  OTHER  RELATED
            EQUIPMENT  (ALL  NEW)                                         30,746

            One  10'  wide  Vision  Window
            One  Deal  Drawer
            One  Night  Depository  head  and  chest  with  steel  shroud
            Five  Pedestals  with  cash  trays
            One  Money  Safe  with  six  teller  lock  ups  and two bank lockers
            Two  movement  time  clocks  on  the  money  safe

     VIDEO  SYSTEM:
            3-cameras  at  the  teller  line
            1-drive  in
            1-exterior  night  depository
            1-CSR
            2-Exits

            Eight  total  cameras  not  including  ATM
            Video  Recorder
            Switcher
            Monitor
            Cable,  connectors,  etc.
     This  is  a  very  basic  system.  There are many options available.

     ALARM  SYSTEM:
          One Master control, digital communicator, 12 holdup devices six bill traps, one motion PIR system, glass break system, two complete safe alarm packages, ATM protection

     DRIVE  UP  ATM-NCRP90

     Per  the  attached  specifications

     PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $34,450.32


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August  21,  2001
Mr.  Mickey  Womble  and  Ms.  Kathy  Hulsey
Page 3


     FIRST  NATIONAL  BANK  OF  WEST  METRO  RESPONSIBILITIES:
     All  site  drawings  and  surveys
     Local  approval  of  building  and  foundations
     Property  and  building  set  backs
     Site  work,  curb,  gutter,  paving  and  accessibility  by  Truck
     Soil  to  have  2000  pound  per  square  foot  min.  compaction
     Site  security
     Utility  connections  including  all  metering
     All plumbing connections, crossovers and waste manifolds (as required) Landscaping and parking area
     ADA  wheelchair  accessibility
     Footer and foundation site prep for the building (must be inspected and approved by WS inspector prior to delivery)
     Shoring  of  the  side  wall  for  in  ground  installation
     Freight  to  the  site  and  set  up  cost
     Signage,  lighting,  awnings  and  canopies
     Any  special  building  fascia  treatment
     Open/Closed  lane  lights
     Taxes,  licenses  and  permits

We can help with coin and cash handling equipment, as well as other start up supplies. Thank you for the opportunity to allow us to work with you. Let me assure you we will furnish expertise, service and equipment to the satisfaction of all concerned.

Best  regards,

/s/  Jack  Hausmann

Jack  Hausmann
President

JKH:wsb

Accepted by:  Southern Bank Supplies      Accepted by:  First National Bank,
                                                        West Metro

/s/  Jack  Hausmann                       /s/  Kathy  Hulsey

Date:  08/21/2001                         Date:  08/21/2001



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